American Funds Fundamental Investors

6455 Irvine Center Drive

Irvine, California 92618 (949) 975-5000

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

MICHAEL W. STOCKTON, Executive Vice President andbPrincipal Executive Officer, and HONG T. LE, Treasurer and Principal Financial Officer of American Funds Fundamental Investors (the "Registrant"), each certify to the best of her or his knowledge that:

1.The Registrant's periodic report on Form N-CSR for the period ended June 30, 2024 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer

American Funds Fundamental Investors

b/s/ Michael W. Stockton

Michael W. Stockton, Executive Vice President andbPrincipal Executive Officer

Date: August 30, 2024

Principal Financial Officer

American Funds Fundamental Investors

b/s/ Hong T. Le

Hong T. Le, Treasurer and Principal Financial Officer

Date: August 30, 2024

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to American Funds Fundamental Investors and will be retained by American Funds Fundamental Investors and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.